 Exhibit 99.1

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JULY 26, 2015

(In thousands, except share and per share amounts)

		PRO FORMA
		ADJUSTMENTS		AS REPORTED
		SALE OF		WITH
		IOC - NATCHEZ		PRO FORMA
	AS REPORTED	INC.		ADJUSTMENTS
ASSETS
Current assets:
Cash and cash equivalents	$61,966	$10,500	(a)	$72,466
Marketable securities	19,445			19,445
Accounts receivable, net	11,585			11,585
Inventory	6,365			6,365
Deferred income taxes	4,626			4,626
Prepaid expenses and other assets	17,522			17,522
Assets held for sale	5,386	(5,386	)(b)	—
Total current assets	126,895	5,114		132,009
Property and equipment, net	900,654			900,654
Other assets:
Goodwill	108,970			108,970
Other intangible assets, net	53,864			53,864
Deferred financing costs, net	17,903			17,903
Restricted cash	9,724			9,724
Prepaid deposits and other	5,229			5,229
Total assets	$1,223,239	$5,114		$1,228,353
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	75			$75
Accounts payable	25,925			25,925
Accrued liabilities:
Payroll and related	32,816	1,100	(c)	33,916
Property and other taxes	23,110			23,110
Income taxes payable	125			125
Interest	14,492			14,492
Progressive jackpots and slot club awards	16,520			16,520
Other	22,198	(1,000	)(d)	21,198
Total current liabilities	135,261	100		135,361
Long-term debt, less current maturities	989,209			989,209
Deferred income taxes	38,185			38,185
Other accrued liabilities	18,032			18,032
Other long-term liabilities	13,912			13,912
Stockholders’ equity:
Preferred stock	—			—
Common stock	421			421
Class B common stock	—			—
Additional paid-in capital	241,500			241,500
Retained earnings	(195,928)	5,014	(e)	(190,914)
	45,993	5,014		51,007
Treasury stock	(17,353)			(17,353)
Total stockholders’ equity	28,640	5,014		33,654
Total liabilities and stockholders’ equity	$1,223,239	$5,114		$1,228,353

See accompanying Notes to Unaudited Pro Forma Financial Statements

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMACONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED JULY 26, 2015

(In thousands, except share and per share amounts)

		PRO FORMA
		ADJUSTMENTS	AS REPORTED
		SALE OF	WITH
		IOC - NATCHEZ,	PRO FORMA
	AS REPORTED	INC.	ADJUSTMENTS
Revenues:
Casino	$260,053	$—	$260,053
Rooms	8,115	—	8,115
Food, beverage, pari-mutuel and other	32,989	—	32,989
Gross revenues	301,157	—	301,157
Less promotional allowances	(54,233)	—	(54,233)
Net revenues	246,924	—	246,924
Operating expenses:
Casino	38,713	—	38,713
Gaming taxes	66,359	—	66,359
Rooms	1,883	—	1,883
Food, beverage, pari-mutuel and other	12,122	—	12,122
Marine and facilities	14,106	—	14,106
Marketing and administrative	56,400	—	56,400
Corporate and development	7,643	—	7,643
Valuation charges	—	—	—
Depreciation and amortization	20,051	—	20,051
Total operating expenses	217,277	—	217,277
Operating income:	29,647	—	29,647
Interest expense	(17,441)	—	(17,441)
Interest income	79	—	79
Loss on early extinguishment of debt	(2,966)	—	(2,966)
Income from continuing operations before income taxes	9,319	—	9,319
Income tax provision	(851)	—	(851)
Income (loss) from continuing operations	8,468	—	8,468
Loss from discontinued operations, net of income tax provision of $- for the three months ended July 26, 2015	(5,324)	—	(5,324)
Net income	$3,144	$—	$3,144

Income (loss) per common share-basic:
Income from continuing operations	$0.21	$—	$0.21
Loss from discontinued operations, net of income taxes	(0.13)	—	(0.13)
Net income	$0.08	$—	$0.08

Income (loss) per common share-dilutive:
Income from continuing operations	$0.21	$—	$0.21
Loss from discontinued operations, net of income taxes	(0.13)	—	(0.13)
Net income	$0.08	$—	$0.08

Weighted average basic shares	40,580,806	40,580,806	40,580,806
Weighted average diluted shares	41,253,611	41,253,611	41,253,611

See accompanying Notes to Unaudited Pro Forma Financial Statements

ISLE OF CAPRI CASINOS, INC.

UNAUDITED PRO FORMACONSOLIDATED STATEMENT OF OPERATIONS

FISCAL YEAR ENDED APRIL 26, 2015

(In thousands, except share and per share amounts)

		RECLASSIFICATION
		OF	PRO FORMA
		IOC-NATCHEZ,	ADJUSTMENTS	AS REPORTED
		INC. TO	SALE OF	WITH
		DISCONTINUED	IOC - NATCHEZ,	PRO FORMA
	AS REPORTED	OPERATIONS	INC.	ADJUSTMENTS
Revenues:
Casino	$1,054,926	$22,685	$—	$1,032,241
Rooms	31,565	1,138	—	30,427
Food, beverage, pari-mutuel and other	139,816	2,600	—	137,216
Gross revenues	1,226,307	26,423	—	1,199,884
Less promotional allowances	(230,029)	(7,190)	—	(222,839)
Net revenues	996,278	19,233	—	977,045
Operating expenses:
Casino	161,051	4,505	—	156,546
Gaming taxes	265,527	2,164	—	263,363
Rooms	6,773	197	—	6,576
Food, beverage, pari-mutuel and other	49,542	639	—	48,903
Marine and facilities	58,144	2,150	—	55,994
Marketing and administrative	234,471	10,615	—	223,856
Corporate and development	29,088	—	—	29,088
Valuation charges	9,000	—	—	9,000
Depreciation and amortization	78,875	1,076	—	77,799
Total operating expenses	892,471	21,346	—	871,125
Operating income (loss):	103,807	(2,113)	—	105,920
Interest expense	(84,131)	—	—	(84,131)
Interest income	369	—	—	369
Loss on early extinguishment of debt	(13,757)	—	—	(13,757)
Income (loss) from continuing operations before income taxes	6,288	(2,113)	—	8,401
Income tax (provision)	(1,111)	—	—	(1,111)
Income (loss) from continuing operations	5,177	(2,113)	—	7,290
Loss from discontinued operations, net of income tax provision of $- for the twelve months ended April 26, 2015	—	2,113	—	(2,113)
Net income	$5,177	$—	$—	$5,177

Income (loss) per common share-basic:
Income from continuing operations	$0.13	$(0.05)	$—	$0.18
Loss from discontinued operations, net of income taxes	—	0.05	—	(0.05)
Net income	$0.13	$—	$—	$0.13

Income (loss) per common share-dilutive:
Income from continuing operations	$0.13	$(0.05)	$—	$0.18
Loss from discontinued operations, net of income taxes	—	0.05	—	(0.05)
Net income	$0.13	$—	$—	$0.13

Weighted average basic shares	39,955,735	39,955,735	39,955,735	39,955,735
Weighted average diluted shares	40,320,267	40,320,267	40,320,267	40,320,267

See accompanying Notes to Unaudited Pro Forma Financial Statements

ISLE OF CAPRI CASINOS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands)

1.              Basis of Presentation

The unaudited pro forma condensed consolidated financial statements of Isle of Capri Casinos, Inc. (the “Company”) include adjustments to the Company’s historical financial statements to reflect the disposition and, where necessary, the reclassification to discontinued operations, of its Natchez, Mississippi casino operations under its subsidiary, IOC — Natchez, Inc.

The historical financial information of the Company has been derived from the historical audited and unaudited consolidated financial statements of the Company included in its Annual Report on Form 10-K for the fiscal year ended April 26, 2015 and its Quarterly Report on From 10-Q for the quarter ended July 26, 2015.  The unaudited pro forma balance sheet was prepared as if the disposition occurred as of July 26, 2015.  The unaudited pro forma consolidated statements of operations for the fiscal year ended April 26, 2015, and the three months ended July 26, 2015, were prepared as if the disposition of IOC — Natchez, Inc. occurred as the 1st day of each presented period.  The pro forma adjustments are based on factually supportable available information.

The unaudited pro forma statements presented do not purport to represent what the financial position or results of operations of the Company would have been had the transaction occurred on the dates noted above, or to project the results of operations or financial position of the Company for any future periods.  In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made.

2.              Adjustments to the Unaudited Pro Forma Consolidated Balance Sheet

(a)         Increase in cash reflects estimated cash proceeds upon completion of sale of IOC-Natchez, Inc.

(b)         Represents assets held for sale of IOC-Natchez, Inc. sold to Casino Holding Investment Partners, LLC under the terms of the purchase agreement, dated August 11, 2015.

(c)          Reflects accrued severance.

(d)         Application of purchase price deposit.

(e)          Includes accrued severance, but excludes expenses for legal and other third-party services utilized for the sale and closure process.

3.              Adjustments to Unaudited Pro Forma Consolidated Statement of Operations

(a)         The Company’s historical financial statements, as filed on Form 10-Q for the most recent interim three-month period ended July 26, 2015, presented the operating results for IOC — Natchez, Inc., as discontinued operations. The Company’s historical financial statements, as Filed on Form 10-K for the most recent fiscal year ended April 26, 2015 did not reflect the operating results for IOC — Natchez, Inc. as discontinued operations and therefore are presented with as reported and reclassifications to reflect IOC — Natchez, Inc. as discontinued operations.  No pro forma adjustments are necessary to present income (loss) from continuing operations on a pro forma basis.